Global Strategic Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
4/8/03  	Vivendi Universal

Shares            Price         Amount
150,000  	$ 100.00	$150,000

                                         % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.50        N/A 	 0.02%	            0.24%

Broker
Goldman Sachs & Co.

Underwriters of Vivendi Universal

Underwriters             Principal Amount*
Total                       $935,000,000

*Principal amount of underwriters were not available at time of filing.

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
4/16/03  	Equistar Chemical/Funding

Shares            Price         Amount
100,000  	$ 100.00	$100,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.25        N/A 	 0.02%	            0.75%

Broker
Salomon Brothers Inc.

Underwriters of Equistar Chemical/Funding

Underwriters                     Principal Amount
Banc of America Securities, LLC	    $90,000,000
Citigroup                            90,000,000
Credit Suisse First Boston Corp.     90,000,000
J.P. Morgan Securities               90,000,000
Banc One Capital Markets             15,000,000
Bank of New York                     15,000,000
Credit Lyonnais (US)                 15,000,000
Scotia Capital Inc.                  15,000,000
SG Cowen Securities Corp.            15,000,000
UBS                                  15,000,000
Total                              $450,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/5/03  	The Williams Companies, Inc.

Shares            Price         Amount
100,000  	$ 100.00	$100,000

                                       % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.48        N/A 	 0.01%	            0.41%

Broker
Lehman Brothers, Inc. NY

Underwriters of The Williams Compamies, Inc.

Underwriters              Principal Amount*
Total                     $800,000,000

*Principal amount of underwriters were not available at time of filing.

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/10/03  	IOS Capital, LLC

Shares            Price         Amount
150,000  	$ 99.25  	$148,875

                                      % of Issue
Spread     Spread       Fund's          for all
Amount       %        % of issue     JPMorgan Funds
$1.50        N/A 	 0.04%	            1.49%

Broker
Lehman Brothes Inc. NY

Underwriters of IOS Capital, LLC

   Underwriters                        Principal Amount
Lehman Brothers                          $210,000,000
Banc of America Securities LLC             42,000,000
Deutsche Bank Securities Inc.              42,000,000
J.P. Morgan Securities                     42,000,000
PNC Capital Markets                         7,000,000
Wachovia Securities Inc.                    7,000,000
Total                                    $350,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/10/03  	Omnicare Inc.

Shares            Price         Amount
100,000  	$ 100.00  	$100,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.75        N/A 	 0.03%	            0.94%

Broker
Lehman Brothers Inc. NY

Underwriters of Omnicare Inc.

   Underwriters           Principal Amount
J.P. Morgan Securities        $114,999,990
Lehman Brothers                114,999,990
UBS                            114,999,990
Total                         $345,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/19/03  	Xerox Corporation

Shares            Price         Amount
10,000  	 $100.00  	$10,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.13        N/A 	 0.00%	            0.28%

Broker
Deutsche Morgan Grenfell

Underwriters of Xerox Corporation

  Underwriters                  Principal Amount
Citigroup                           $63,375,000
Deutsche Bank Securities Inc.        63,375,000
Goldman Sachs & Co.                  63,375,000
JP Morgan                            63,375,000
Merrill Lynch & Co.                  63,375,000
UBS                                  63,375,000
Banc One Capital MArkets             44,479,000
Bear Stearns & Co. Inc.              27,500,000
BNP Paribas                          13,750,000
Credit Suisse First Boston Corp.     11,000,000
Danske Markets                       27,500,000
Fleet Securities                     17,791,000
PNC Capital Markets                  27,730,000
Total                              $550,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/19/03  	Arch Western Finance

Shares            Price         Amount
65,000  	$ 100.00  	$65,000

                                        % of Issue
Spread     Spread       Fund's           for all
Amount       %        % of issue      JPMorgan Funds
$1.75        N/A 	 0.01%	            0.37%

Broker
Salomon Brothers Inc.

Underwrites of Arch Western Finance

 Underwriters                  Principal Amount
Citigroup                          $175,000,000
J.P. Morgan Securities              175,000,000
Morgan Stanley                      175,000,000
Bank of New York                     15,750,000
BNP Paribas                           7,000,000
Credit Lyonnais (US)                 17,500,000
Credit Suisse First Boston Corp.     24,500,000
Merrill Lynch & Co.                  24,500,000
PNC Capital Markets                  70,000,000
US Bank NA                           15,750,000
Total                              $700,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/24/03  	Worldspan LP/WS

Shares            Price         Amount
75,000  	$ 100.00  	$75,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$3.00        N/A 	 0.03%	            0.78%

Broker
Lehman Brothers, Inc. NY

Underwriters of Worldspan LP/WS

Underwriters          Principal Amount*
Total                     $280,000,000

*Principal amount of underwriters were not available at time of filing.

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/26/03  	General Motors Acceptance Corp.

Shares            Price         Amount
240,000  	$ 99.20  	$238,080

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.75        N/A 	 0.02%	            0.45%

Broker
Salomon Brothers Inc.

Underwriters of General Motors Acceptance Corp.

Underwriters             Principal Amount*
Total                    $1,250,000,000

*Principal amount of underwriters were not available at time of filing.

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
6/26/03  	General Motors Acceptance Corp.

Shares            Price         Amount
450,000  	$ 98.62  	$443,790

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.75        N/A 	 0.02%	            0.44%

Broker
Merrill Lynch MBS Inc.

Underwriters of General Motors Acceptance Corp.

Underwriters        Principal Amount*
Total               $3,000,000,000

*Principal amount of underwriters were not available at time of filing.

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
7/29/03  	Case New Holland Inc.

Shares            Price         Amount
150,000  	 $98.62  	$147,930

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.97        N/A 	 0.02%	            0.41%

Broker
Salomon Brothers Inc.

Underwriters of Case New Holland Inc.

  Underwriters                  Principal Amount
Citigroup                       $255,000,000
Deutsche Bank Securities Inc.    255,000,000
UBS                              165,000,000
ABN Amro                          12,450,000
Banc of America Securities LLC    12,450,000
BNP Paribas                       12,450,000
JP Morgan Securities LLC          12,450,000
Merrill Lynch & Co.               12,450,000
SG Cowen Securities Corp.         12,450,000
Total                           $750,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
8/7/03  	Medco Health Solutions

Shares            Price         Amount
30,000  	 $99.20  	$29,760

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.48        N/A 	 0.01%	            1.21%

Broker
Salomon Brothers Inc.

Underwriters of Medco Health Solutions

   Underwriters                Principal Amount
Citigroup                         $101,524,000
Goldman Sachs & Co.                101,524,000
J.P. Morgan Securities             101,524,000
Banc One Capital Markets            50,759,000
Fleet Securities                    39,340,000
Key Capital Corp.                    7,615,000
PNC Capital Markets                  7,615,000
Scotia Capital, Inc.                39,340,000
Wachovia Securities, Inc.           50,759,000
Total                             $500,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
8/7/03  	Sonic Automotive Inc.

Shares            Price         Amount
30,000  	 $98.36  	$29,508

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.00        N/A 	 0.02%	            1.55%

Broker
BA Securities Inc.

Underwriters of Sonic Automotive Inc.

Underwriters                  Principal Amount*
Total                          $200,000,000

*Principal amount of underwriters were not available at time of filing.